Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

24. Subsequent events

Since July 2022, the Company have adopted a series of significant adjustments to the business strategy for business sustainability. In March 2023, the company terminated the intelligent fresh market business and the retail cloud business as part of the Group’s further business strategy adjustment, to focus on the Group’s private label product retail business, which was newly launched in January 2023. As of December 31, 2022, prior to the termination, the assets in relation to the terminated businesses, including inventory, property, equipment, right of use assets (net of corresponding lease liabilities) and intangible assets have been fully provided impairment.

In August 2023, the Company entered into two share purchase agreements with two investors. Under one of these share purchase agreements, the investor agrees to subscribe 3,000,000,000 Class B ordinary shares of the company at a purchase price of US$15.0 million, subject to the satisfaction of certain closing conditions, and the transaction is planned to be closed within two business days after the execution of the share purchase agreement. As of the date of this annual report, the Company have not received any payment under this share purchase agreement. Under the other share purchase agreement, the investor agrees to subscribe 2,400,000,000 Class B ordinary shares of the company at a purchase price of US$12.0 million, subject to the satisfaction of certain closing conditions, and the transaction is planned to be closed within 45 business days after the satisfaction or waiver of closing conditions or at such other time agreed in writing by the relevant parties. As of the date of this annual report, the Company have not received any payment under this share purchase agreement. Both investors have agreed to irrevocably and fully delegate the voting rights of all shares issued pursuant to these share purchase agreements to Mr. Zheng Xu, the Company’s chairman of the board of directors and chief executive officer. Subsequent to the entry of these share purchase agreements in August 2023, the Company entered into another share purchase agreement with Mejoy Infinite Limited and its shareholder to purchase all ordinary shares of Mejoy Infinite Limited held by its shareholder at a total consideration of US$12.0 million in cash. Upon the closing of this acquisition, Mejoy Infinite Limited will become one of the Company’s wholly owned subsidiaries and the Company will start to provide customized digital marketing solutions and services by leveraging the Company’s extensive market know-how on the online marketing and the ecommerce industry. The Company will help its clients deliver their online marketing campaigns to engage their target customers and facilitate a higher growth of the Company’s clients’ businesses. As of the date of this annual report, this acquisition has not been closed.